                                                                    EXHIBIT 3.11

                            ARTICLES OF INCORPORATION

                  (Under Chapter 1701 of the Ohio Revised Code)
                               Profit Corporation

The undersigned, desiring to form a corporation, for profit, under Sections
1701.01 et seq. of the Ohio Revised Code, do hereby state the following:

FIRST:  The name of said corporation shall be:

           CTB Services Inc.

SECOND: The place in Ohio where its principal office is to be located is:

           Findlay, Hancock County, Ohio

THIRD:  The purpose(s) for which this corporation is formed is: (OPTIONAL)

           To engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio
           Revised Code.

FOURTH: The number of shares which the corporation is authorized to have outstanding is: 1500
        (Please state whether shares are common or preferred, and their par value, if any. Shares will be recorded as common with no par value unless otherwise indicated.)

[_] Please check box if additional provisions are attached.

Provisions attached hereto are incorporated herein and made a part of these articles of incorporation.

IN WITNESS WHEREOF, we have hereunto subscribed our names, on August 31, 2001.

                                          /s/ Scott D. Zaret, Incorporator
                                          -------------------
                                          Scott D. Zaret

                      CERTIFICATE OF AMENDMENT BY DIRECTORS
                          OR INCORPORATORS TO ARTICLES

                                   (Domestic)

                                Filing Fee $50.00

(CHECK ONLY ONE (1) BOX)
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(1) [X] Amendment by Directors                (2) [_] Amendment by Incorporators
    [_] Amended by Directors                      [_] Amended by Incorporators
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Complete the general information in this section for the box checked above.
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Name of Corporation   CTB Services Inc.

Charter Number        1250435

[_] Please check if additional provisions attached hereto are incorporated herein and made a part of these articles of organization.
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Complete the information in this section if box (1) is checked.
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Name and Title of Officer   James E. Kline, Secretary

(CHECK ONLY ONE (1) BOX)

     [_] A meeting of the directors was duly called and held on: _______________
     (date)

     [X] In a writing signed by all the Directors pursuant to section 1701.54 of the ORC

The following resolution was adopted pursuant to section 1701.70(B) 6 (insert proper paragraph number) of the ORC:

     The name shall be changed to CSA Services Inc.

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                                                                               2

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Complete the information in this section if box (2) is checked.
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WE, the undersigned, being all of the incorporators of the above named corporation, do certify that the subscriptions to shares have not been received and the initial directors are not named in the articles. We hereby have elected to amend the articles as follows:

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           REQUIRED
Must be authenticated (SIGNED)
by an authorized representative   /s/ James E. Kline                 6-3-04
      (See Instructions)          --------------------------------   Date
                                  Authorized Representative

                                  James E. Kline
                                  (Print Name)